
SAGINAW
SAGINAW

RAND LOGISTICS, INC.



Rand Logistics, Inc.
NASDAQ: RLOG
Investor Presentation
January 2012



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 29, 2011.

RAND LOGISTICS, INC.


RAND
LOGISTICS, INC.
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Executive Summary

Introduction



- **Laurence S. Levy, Chairman & Chief Executive Officer**
  - Chairman of Hyde Park Holdings, an investment firm specializing in private equity investments since 1986
  - History of acquiring and building businesses, primarily in the logistics and infrastructure markets
- **Edward Levy, President**
  - 9 years as a Managing Director of CIBC World Markets Corp.
  - 6 years of actively managing a private equity fund for CIBC
  - 4 years as Co-head of CIBC's Leveraged Finance Group
- **Captain Scott F. Bravener, Director & President**
  - More than 15 years as Lower Lakes' President and CEO
  - Over 25 years experience in Great Lakes shipping industry
- **Joseph W. McHugh Jr., Chief Financial Officer**
  - Over 25 years of CFO/Controllership experience in middle market manufacturing and service companies
  - Significant experience in closing complex financings, acquisitions and divestitures, as well as SEC and Lender Financial Reporting
- Management and Directors collectively own approximately 13% of the Company

Company Overview



- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes.
- Over 95% of business under long-term contract insulates from any significant pricing pressure.
- High barriers to entry.
- Increasing market share, due to cost-efficient operating model, size and composition of fleet (i.e. river class, bow booms) and scheduling flexibility.
- Strategy of diversifying and balancing products carried and end markets served.
- Fuel surcharges protect against rising fuel prices.
- Strong track record of accretive acquisitions.

RAND LOGISTICS, INC.

Recent Developments CAROL CLEAN UP ARROW



Date	Event	Status
February 2011	KKIS Acquisition (2 vessels)	– Integration complete – Vessels performing better than projected
May 2011	Michipicoten Engine Repowering	– Vessel operating consistent with expectations
July 2011	Maritime Trader Acquisition (1 vessel)	– Integration complete (in operation August 2011)
September 2011	Acquisition from UMG (2 vessels)	– Closed – Modifications underway – Both vessels fully contractually booked for 2012 sailing season
September 2011	Common Equity Raise $16+ million	– Raise Completed and Funded
December 2011	Raised $25 million of term debt for UMG Acquisition	– Raise Completed and Funded

- **Both the July and September 2011 acquired vessels are fully contractually booked for the 2012 sailing season servicing existing and new customer demand.**


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RAND
LOGISTICS, INC.



Investment Highlights



Favorable Asset Mix

Self-Unloading Bulk Carriers (13)

- Most efficient means of shipping on the Great Lakes.
- Faster to load and unload; no on-shore operators; ideal for short hauls.
- Represents over 85% of Rand's capacity.


CUYAHOGA

Bulk Carriers (4)

- Ideal for long duration grain shipments and iron ore backhaul.
- Cheaper to operate over long distances; requires land-side operators to unload.
- Limited market competition, 23 Canadian vessels versus 120 two decades ago.



Note: Vessel counts include both River Class and Mid Class vessels.
We are likely to scrap one of our self unloading bulk carriers and therefore on a go forward basis will operate 12.

RAND LOGISTICS, INC.

High Barriers to Entry



- Jones Act
  - Limits competition to domestically constructed vessels and local operators.
- Jones Act Compliant New Builds Not Economically Feasible
  - Current freight rates and construction costs do not justify investment.
  - Last self-propelled Great Lakes vessel built 20 years ago.
  - Fresh water use extends vessel life.
- Foreign builds for Canadian flagged river class market not economically feasible.

RAND LOGISTICS, INC.

The Great Lakes Market



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels	
			U.S. Flagged	Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/7[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2	Algoma Central/16 Canada Steamship Lines/10 Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/8 (one to be scrapped) American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/3
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1	Rand/4 Algoma Central/9[2] Canada Steamship Lines/8 Vanguard/2

[1] Includes 3 inactive steam powered vessels
[2] Includes 2 inactive vessels

RAND LOGISTICS, INC.



Favorable Market Demand Imbalance

Annual Self-Unloader River Class Carrying Capacity versus Great Lakes Flag Limestone Carriage



43
38
33
28
23
18
Tons (mm)
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
15-YEAR AVERAGE ANNUAL LIMESTONE CARRIAGE – Great Lakes
ANNUAL LIMESTONE CARRIAGE – Great Lakes
ANNUAL RIVER CLASS CARRYING CAPACITY (EST.)

19 BOATS

12 BOATS

RAND LOGISTICS, INC.



Diversified Freight & Customers

Long-term contracts provide insulation from any significant pricing pressure.

Sample Key Customers:

MORTON SALT
Georgia-Pacific
CARMEUSE NATURAL CHEMICALS
ADM
KOCH
KOCH CARBON, LLC
RICHARDSON
kraft foods make today delicious
ESSAR STEEL
Cleveland-Cliffs
sifto
Cargill
CASCO
Parrish & Heimbecker, Limited
Essroc Italcementi Group A world class local business
Les Grains Lac Supérieur A Soumat Company
BUNGE
ArcelorMittal
LAFARGE

Cargo Mix FY2011



Pet Coke 0.6%
Oxide 0.5%
Coke 0.4%
Slag 1.0%
Grain 10.8%
Salt 13.3%
Aggregates 42.5%
Ore 14.9%
Coal 15.8%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

RAND LOGISTICS, INC.

Able to Leverage Customer Network



Existing customer network based on long-term relationships create operating efficiencies and limits competitor penetration


Coal, Coke, Slag
Stone
Salt, Coal, Stone
Iron, Ore
Grain
Stone Quarries
Thunder Bay
MINNESOTA
LAKE SUPERIOR
Duluth
Superior
Marquette
Sault Ste. Marie
Bruce Mines
Thessalon
Drummond Island
Port Inland
Brevort
Cedarville
Meldrum Bay
Badgeley Island
ONTARIO
Escanaba
WISCONSIN
Charlevoix
Calcite
Stoneport
Alpena
LAKE HURON
Midland
Toronto
LAKE ONTARIO
Green Bay
Manistee
Ludington
Goderich
Saginaw
Hamilton
Port Colborne
Buffalo
MICHIGAN
Sarnia
Nanticoke
Marysville
NEW YORK
Muskegon
Grand Haven
Holland
LAKE MICHIGAN
Milwaukee
Detroit
Windsor
Conneaught
Ashtabula
LAKE ERIE
Cleveland
Toledo
Chicago
Marblehead
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA

RAND LOGISTICS, INC.


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RAND
LOGISTICS, INC.



Financial Review



Business Economic Model Metrics

	12 Months Ended March 31, 2011	Six Months Ended Sept 30, 2011	Six Months Ended Sept 30, 2010
Sailing Days	3,338	2,255	2,104
Freight Revenue/Sailing Day	$27,092	$29,205	$27,905
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$16,988	$15,813	$17,604
Repairs and Maintenance Expenses/Sailing Days	$1,635	$458	$21
G&A (in millions)	$9.9	$5.4	$4.7
Average F/X Rate	$0.984 USD per CAD	$1.027 USD per CAD	$0.968 USD per CAD

RAND LOGISTICS, INC.



Summary Historical Financial Results

- Consistently generating profit growth from operational improvements across the fleet and capital expenditures in prior periods



Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
30,000
25,000
20,000
15,000
10,000
5,000
0
$/Day
$23,417
$17,264
$2,973
$1,246
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$27,968
$15,857
$3,054
$1,847
FY2007
FY2008
FY2009
FY2010
FY2011
LTM Sept. 2011

Sailing Days	2,714	2,883	3,148	3,143	3,338	3,489

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Trailing 12-month Operating Income Before D&A





Operating Income Before D & A*
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY13 Q1 **

•Excludes Lender Amendment Fee of $446K incurred in FY2010 and $1.2 million of acquisition related costs in FY2011

** ---- Based on full year of operation of the Michipicoten and February 2011 acquisition (KKIS 2 vessels)

---- Includes full year benefit of operations from July and September 2011 acquisitions.

Capital Structure



(U.S. Dollars 000's)	March 31, 2011	September 30, 2011
Cash and cash equivalents	$4,508	$5,043
Total current assets	$16,183	$32,195
Total assets	$215,510	$224,728
Revolver outstanding (seasonal)	$0	$0
Long-term debt (includes current portion) *	$112,171	$107,247
Preferred stock, $.0001 par value Authorized 1,000,000 shares Issued and outstanding 300,000 shares	$14,900	$14,900
Total stockholders' equity	$58,329	$80,232
F/X Rate at the end of period	$1.031USD/CAD	$0.954USD/CAD

* Excludes approximately $25 million of term debt raised in December 2011 for UMG Acquisition

RAND LOGISTICS, INC.